NOTE 11 - SHORT TERM LOANS PAYABLE (Detail) (USD $)	6 Months Ended
	Dec. 31, 2012	Sep. 30, 2012
Notes Payable, Related Parties	$ 30,000
Debt Instrument, Interest Rate, Effective Percentage	6.00%
Debt Instrument, Increase (Decrease) for Period, Net	5,000
Debt Instrument, Face Amount	36,450	109,044
Due to Officers or Stockholders	9,856
Notes Payable	$ 18,977